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                   [LETTERHEAD OF COOPERS & LYBRAND L.L.P.]

                                                                   EXHIBIT 10(b)



CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
State Farm Life Insurance Company

We consent to the inclusion in Post-Effective Amendment No.1 to the Registration Statement of State Farm Life Insurance Company Variable Annuity Separate Account on Form N-4 (File No. 333-19189) of our report dated February 18, 1997, on our audits of the statutory financial statements of State Farm Life Insurance Company. We also consent to the reference to our Firm under the caption "Experts" in the Statement of Additional Information.


Coopers & Lybrand L.L.P

Chicago, Illinois
November 7, 1997